Exhibit 10.1

WAIVER AND SIXTH AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

THIS WAIVER AND SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of April 28, 2010 (this "Amendment"), is made by and among Keltic Financial Partners II, LP, successor-in-interest to Keltic Financial Partners, LP, a Delaware limited partnership ("Lender"), and Hudson Technologies Company, a Tennessee corporation ("Borrower").

WITNESSETH

WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Loan Agreement, dated as of June 26, 2007 (as it may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement);

WHEREAS, Borrower has requested that Lender waive the Event of Default under the Loan Agreement, as more fully set forth herein, and make certain amendments to the Loan Agreement, and Lender is agreeable to such request only on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

STATEMENT OF TERMS

1. Waiver of Event of Default. Subject to the satisfaction of the conditions precedent set forth herein, Lender waives the Event of Default arising solely out of Borrower's failure to comply with the EBITDA covenant for the fiscal quarter ending March 31, 2010.

2. Amendment. Section 9.22 of the Loan Agreement is amended and restated for the periods after the date hereof as follows:

Permit Borrower's EBITDA during each fiscal quarter of Borrower, commencing with the fiscal quarter ending June 30, 2010, to be less than the following amounts for the following fiscal quarters, calculated on (i) a three-month basis for the fiscal quarter ending June 30, 2010, (ii) a six-month basis for the fiscal quarter ending September 30, 2010, (iii) a nine-month basis for the fiscal quarter ending December 31, 2010, and (iv) a rolling twelve-month basis for the fiscal quarter ending March 31, 2011 and each fiscal quarter thereafter:

Fiscal Quarter Ending	Amount

June 30, 2010	$ 713,000
September 30, 2010	$1,330,000
December 31, 2010	$1,116,000
March 31, 2011	$1,259,000
June 30, 2011	$1,781,000

3. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows: (a) each representation and warranty set forth in the Loan Agreement is true and correct on and as of the date hereof ; (b) no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement or the other Loan Documents after giving effect to this Amendment, (c) Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and to perform its obligations under the Loan Agreement, as amended hereby; (d) each of this Amendment and the Loan Agreement, as amended hereby, constitutes the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms; and (e) that since June 26, 2007 there have been no liens, encumbrances, security interests or claims filed against or created in Borrower's owned property located at Champaign, Illinois, except the subordinated security interests granted under that certain (i) General Security Agreement, dated March 26, 2009 by and between Borrower and Richard Parrillo, and (ii) General Security Agreement, dated March 26, 2009 by and between Borrower and Catherine F. Zugibe.

4. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent, each as determined by each Lender:

(a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by Borrower;

(b) Lender shall have received one or more counterparts of the Agreement and Consent of Guarantors attached to this Amendment duly executed and delivered by each such Guarantor;

(c) Lender shall have received such other agreements, documents, certificates and instruments as Lender may reasonably require; and

(d) Lender shall have received the amendment and waiver fee referenced in Section 5 hereof.

5. Amendment and Waiver Fee. In consideration of Lender entering into this Amendment, Borrower shall pay to Lender on the date hereof an amendment and waiver fee in the amount of $15,000, plus payment of Lender's legal fees and expenses in connection with this Amendment.

6. Continuing Effect of Loan Agreement. Except as expressly amended and modified hereby, the provisions of the Loan Agreement and the Liens granted hereunder, are and shall remain in full force and effect, and are hereby ratified and confirmed by Borrower, and this Amendment shall be limited precisely as drafted and shall not constitute a waiver of any Event of Default or a modification or amendment of any terms and conditions of the Loan Agreement other than as expressly set forth herein. The granting of the waiver hereunder shall not impose or imply an obligation on Lender to grant a waiver on any future occasion, whether on a similar matter or otherwise.

7. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and each Guarantor, on behalf of itself/himself and its/his successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower and/or such Guarantor or any of its/his successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, the Guaranty or any of the other Loan Documents or transactions, course of performance or course of dealing thereunder or related thereto; provided, however, that nothing herein shall release Lender from its obligations to Borrower under the terms of this Amendment.

8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first specified above.

HUDSON TECHNOLOGIES COMPANY

By:	/s/ Brian F. Coleman
Name:	Brian F. Coleman
Title:	President and Chief Operating Officer

KELTIC FINANCIAL PARTNERS II, LP, successor-in-interest to Keltic Financial Partners, LP

By:	KELTIC FINANCIAL SERVICES LLC, its general partner

By:	/s/ Oleh Szczupak
Name:	Oleh Szczupak
Title:	Executive Vice President

AGREEMENT AND CONSENT OF GUARANTORS

Each of the undersigned guarantors, intending to be legally bound, does hereby (a) agree to the provisions of Section 7 of the foregoing Amendment, (b) consent to the execution, delivery and performance of the within and foregoing Amendment, and (c) confirm and reaffirm, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of such guarantor's guaranty of the Obligations after giving effect to the foregoing Amendment.

HUDSON TECHNOLOGIES, INC.

By: /s/ Brian F. Coleman

Name: Brian F. Coleman

Title: President

HUDSON HOLDINGS, INC.

By: /s/ Brian F. Coleman

Name: Brian F. Coleman

Title: President

Dated: April 28, 2010